Derivatives	12 Months Ended
Dec. 31, 2018
Derivatives
Derivatives

Note 15—Derivatives

We are exposed to market risk from changes in interest rates and foreign exchange rates. From time to time, we have entered into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and foreign exchange rates. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.

In 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR with a notional value of $712.5 million. The interest rate swap did not amortize and had a scheduled maturity on December 3, 2017. On a quarterly basis, we paid a fixed rate of 1.56% and received the maximum of 1% or three-month LIBOR. As of September 30, 2017, we discontinued hedge accounting of the interest rate swap. The interest rate swap was terminated shortly after the Petition Date.

In 2013, we also entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR with a notional value of $400.0 million. The interest rate swap did not amortize and had a scheduled maturity on July 1, 2018. On a quarterly basis, we paid a fixed rate of 1.66% and received three-month LIBOR. As of the Petition Date, we discontinued hedge accounting of the interest rate swap. The interest rate swap was terminated shortly after the Petition Date.

In 2014, we entered into a series of foreign currency forward contracts as a cash flow hedge against future exchange rate fluctuations between the Euro and U.S. dollar. We used the forward contracts to hedge Euro payments for forecasted capital expenditures. As of December 31, 2016, the forward contracts were fully settled. Upon settlement, we paid U.S. dollars and received Euros at forward rates ranging from $1.25 to $1.27. As a result of settling the effective hedge in 2016, we incurred net cash outflows of $1.8 million, and reclassified the amounts from accumulated other comprehensive income to property and equipment.

We had no outstanding derivatives as of December 31, 2018 and 2017.

The following table summarizes the cash flow hedge gains and losses:

	Gain (Loss) Recognized in Other Comprehensive Income (“OCI”)								Loss Reclassified from Accumulated OCI into Income
	Successor			Predecessor					Successor			Predecessor
Derivatives in Cash Flow Hedging Relationships	Period From November 20, 2018 through December 31,			Period From January 1, 2018 through November 19,		Years Ended December 31,			Period From November 20, 2018 through December 31,			Period From January 1, 2018 through November 19,		Years Ended December 31,
	2018			2018		2017		2016	2018			2018		2017		2016
(in thousands)
Interest rate swaps	$—			$643		$4,700		$2,713	$—			$643		$5,265		$8,798
Foreign currency forward contracts	$—	$ -	$ -	$—	$ -	$—	$ -	$1,584	$—	$ -	$ -	$—	$ -	$—	$ -	$—

For the Predecessor period ended November 19, 2018 and the years ended December 31, 2017 and 2016, we reclassified $0, $4.5 million and $8.0 million to interest expense and $0.6 million, $0.8 million and $0.8 million to depreciation from accumulated other comprehensive loss, respectively.